Exhibit 10.2
ACQUIROR VOTING AND SUPPORT AGREEMENT
THIS ACQUIROR VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of December 16, 2025, is entered into by and among United Security Bancshares, a California corporation (the “Company”), Community West Bancshares, a California corporation (“Parent”), each of the shareholders of Parent identified in Exhibit A to this Agreement (each, a “Shareholder”), and solely for the purposes of Article 4 hereof, each individual identified as a “Spouse” in Exhibit A to this Agreement (each, a “Spouse”; it being understood that if such Spouse is an owner or a joint owner or co-owner of some or all of the shares of Acquiror Common Stock (“Shares”), such Spouse is also a party hereto in his or her capacity as a Shareholder).
WHEREAS, in order to induce the Company to enter into that certain Agreement and Plan of Merger, dated as of the date hereof, with Parent (as amended from time to time, the “Merger Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Merger Agreement), Parent required that each Shareholder and each Spouse enter into this Agreement;
WHEREAS, pursuant to the Merger Agreement, the Company will be merged with and into Parent, with Parent as the surviving entity of such merger (the “Merger”), which Merger is conditioned upon, among other things, obtaining the Acquiror Shareholder Approval;
WHEREAS, as of the date hereof, each Shareholder beneficially owns the number of Shares set forth opposite his, her or its name on Exhibit A to this Agreement; and
WHEREAS, each Shareholder wishes to vote in favor of the approval of the Merger Agreement and any actions related thereto.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, representations, warranties and agreements set forth herein and in the Merger Agreement, and intending to be legally bound, the parties agree as follows:
ARTICLE 1
Voting Agreement
Section 1.01. Consent to Support the Merger; Voting Agreement. Each Shareholder hereby agrees with respect to all Shares that the Shareholder is entitled to vote at the time of any relevant vote or action by written consent, to vote or exercise such Shareholder’s right to consent to approve the Merger, the Merger Agreement, the Acquiror Stock Issuance and any actions related thereto.
Section 1.02. Irrevocable Proxy. Each Shareholder hereby revokes any and all previous proxies granted with respect to the Shares to the extent inconsistent herewith. By entering into this Agreement, each Shareholder hereby irrevocably grants a proxy appointing Parent as the Shareholder’s attorney-in-fact and proxy, with full power of substitution, for and in the Shareholder’s name, to vote or otherwise to utilize such voting power in the manner contemplated by Section 1.01 above as Parent or its proxy or substitute shall, in Parent’s sole discretion, deem proper with respect to the Shares. Each Shareholder hereby acknowledges and agrees that (a) such proxy (i) is coupled with an interest; (ii) constitutes, among other things, an inducement for the Company to enter into the Merger Agreement; (iii) is irrevocable; and (iv) shall not be terminated by operation of law or otherwise upon the occurrence of any event (other than on termination of this Agreement as provided in Section 4.04(c) hereof); and (b) that no subsequent proxies with respect to the Shares shall be given with respect to the matters contemplated by Section 1.01 above (and if given shall not be effective).
Section 1.03. Other Capacities. If any Shareholder is an officer or director of Parent, nothing in this Agreement shall be deemed to apply to, or to limit in any manner, the discretion of such Shareholder with respect to any action to be taken (or omitted) by such Shareholder in his or her fiduciary capacity as an officer or director of Parent; provided that the obligations, covenants and agreements of such Shareholder contained in this Agreement are separate and apart from such Shareholder’s fiduciary duties as an officer or director of Parent, and no fiduciary obligation that such Shareholder may have as a director or officer of Parent shall countermand the obligations, covenants and agreements of such Shareholder, solely in his or her capacity as a shareholder of Parent, contained in this Agreement.
ARTICLE 2
Representations and Warranties of Shareholders
Each Shareholder represents and warrants to Parent and the Company that, as of the date hereof and as of the Effective Time:
Section 2.01. Organization; Authorization. If the Shareholder is not an individual, the Shareholder is an entity that has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization. The execution, delivery and performance by the Shareholder (and, if applicable, such Shareholder’s Spouse) of this Agreement and the consummation by the Shareholder (and, if applicable, such Shareholder’s Spouse) of the transactions contemplated hereby are within the powers of the Shareholder (and, if applicable, such Shareholder’s Spouse) and have been duly authorized by all necessary action. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform this Agreement. This Agreement constitutes a valid and binding Agreement of such Shareholder (and, if applicable, such Shareholder’s Spouse), enforceable against such Shareholder (and, if applicable, such Shareholder’s Spouse) in accordance with its terms.
Section 2.02. Noncontravention. The execution, delivery and performance by such Shareholder (and, if applicable, such Shareholder’s Spouse) of this Agreement and the consummation of the transactions contemplated hereby does not (a) in the case of a Shareholder that is not an individual, violate the certificate of formation or bylaws, instrument of trust, partnership agreement, operating agreement or other formation or governing documents of such Shareholder; (b) violate any Legal Requirement; or (c) require any consent (other than any that have been obtained prior to the date hereof) or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Shareholder or any such Shareholder’s Affiliates (or, if applicable, such Shareholder’s Spouse) is entitled under any provision of any agreement or other instrument binding on Shareholder or any such Shareholder’s Affiliates (or, if applicable, such Shareholder’s Spouse).
Section 2.03. Governmental Authorization. The execution, delivery and performance of this Agreement by such Shareholder (and, if applicable, such Shareholder’s Spouse) and the consummation of the transactions contemplated hereby does not require any action by or in respect of, or filing with, any Regulatory Authority.
Section 2.04. Litigation. There is no action, suit, investigation or proceeding pending against or, to such Shareholder’s knowledge, threatened against or affecting such Shareholder (or, if applicable, such

Shareholder’s Spouse) which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.
Section 2.05. Informed Consent. Each Shareholder (a) has received and reviewed a copy of this Agreement and the Merger Agreement; (b) has been given the opportunity to ask such questions of Parent and its representatives, and obtain such information from Parent, as such Shareholder wishes to so ask or obtain; and (c) has had an opportunity to obtain the advice of counsel prior to executing this Agreement.
Section 2.06. Ownership of Shares. Such Shareholder is the record and beneficial owner of his, her or its Shares, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Shares). None of such Shareholder’s Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.
Section 2.07. Total Shares. Except as set forth opposite such Shareholder’s name in Exhibit A to this Agreement, such Shareholder does not beneficially own any shares of capital stock or voting securities of Parent or any Parent Subsidiary.
Section 2.08. Residence; Spouse. If the Shareholder is an individual, then such Shareholder’s residence (and the residence of such Shareholder’s Spouse, if any) is set forth opposite such Shareholder’s name in Exhibit A hereto. If the Shareholder is not an individual, then such Shareholder’s location in which it is based is set forth opposite such Shareholder’s name on Exhibit A hereto. If the Shareholder is an individual, either (a) the Shareholder’s Spouse is identified on Exhibit A hereto, such Spouse has duly executed and delivered a counterpart of this Agreement, and this Agreement constitutes a valid and binding Agreement of such Spouse; or (b) the Shareholder does not have a Spouse.
ARTICLE 3
Covenants of Shareholders
Each Shareholder hereby covenants and agrees that except pursuant to the terms of this Agreement, such Shareholder shall not, without the prior written consent of the Company, directly or indirectly, (a) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares; or (b) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Shares during the term of this Agreement.
ARTICLE 4
Miscellaneous
Section 4.01. Waiver of Community Property Rights. Each Spouse agrees not to assert or enforce, and does hereby waive, any marital interest such Spouse may acquire with respect to the voting of the Shares by virtue of such Spouse’s marriage to a Shareholder, including without limitation any rights granted under any community property statute which would adversely affect any of the covenants made by a Shareholder pursuant to this Agreement. Each Spouse acknowledges receipt and review of this Agreement and that such Spouse has had the opportunity to review the Merger Agreement.

Section 4.02. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given,
if to Parent, to:                             Community West Bancshares
7100 N. Financial Drive, Suite 101
Fresno, California 93720
Telephone: (559) 298-1775
Attention: James J. Kim
Email: James.Kim@communitywestbank.com
with a copy to:                            Otteson Shapiro LLP
7979 East Tufts Avenue, Suite 1600
Denver, Colorado 80237
Attention: Christian E. Otteson
Email: ceo@os.law
if to the Company:                      United Security Bancshares
2126 Inyo Street
Fresno, California 93721
Telephone: (888) 683-6030
Attention: Dennis R. Woods
Email: dwoods@unitedsecuritybank.com
with a copy to:                             Stuart | Moore | Staub
641 Higuera Street, Suite 302
San Luis Obispo, California 93401
Telephone: (805) 545-8590
Attention: Kenneth E. Moore
Email: ken@stuartmoorelaw.com
if to a Shareholder or a Spouse, to the address or email set forth for such Person on Exhibit A, or to such other address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed given (a) when received if given in person; (b) on the date of electronic confirmation of receipt if sent by electronic mail; (c) three Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid; or (d) one Business Day after being deposited with a reputable overnight courier. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.
Section 4.03. Further Assurances. Each Shareholder and each Spouse will execute and deliver, or cause to be executed and delivered, all further documents and instruments, and use his, her or its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the transactions contemplated by this Agreement.

Section 4.04. Amendments and Waivers; Termination.
(a)    Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective.
(b)    No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
(c)    This Agreement shall terminate upon the earlier of (i) the termination of the Merger Agreement; or (ii) the receipt of the Acquiror Shareholder Approval.
Section 4.05. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
Section 4.06. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.
Section 4.07. Governing Law; Venue.
(a)    This Agreement and any claim or dispute arising hereunder or in connection herewith shall be governed by and construed in accordance with the law of the State of California, without regard to its conflicts of law rules.
(b)    Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any federal or state court sitting in Fresno County (the “California Courts”), and solely in connection with claims arising under this Agreement, each party (i) irrevocably submits to the exclusive jurisdiction of the California Courts; (ii) waives any objection to laying venue in any such action or proceeding in the California Courts; (iii) waives any objection that the California Courts are an inconvenient forum or do not have jurisdiction over any party; and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 4.02.
Section 4.08. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 4.09. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto (including by electronic transmission or email of .pdf files). Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 4.10. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
Section 4.11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or Regulatory Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 4.12. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled (without the requirement to post bond) to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.
[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Community West Bancshares

By:
Name:	James J. Kim
Title:	Chief Executive Officer

United Security Bancshares

By:
Name:	Dennis R. Woods
Title:	President and Chief Executive Officer
[Shareholder and Spouse Counterpart Signature Page to Follow]
[Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Robert H. Bartlein

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Suzanne M. Chadwick

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Daniel N. Cunningham

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Tom L. Dobyns

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Daniel J. Doyle

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

F. T. Elliott, IV

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Robert J. Flautt

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

James J. Kim

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

James W. Lokey

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Andriana D. Majarian

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Steven D. McDonald

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Martin E. Plourd

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Dorothea D. Silva

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

William S. Smittcamp

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Kirk B. Stovesand

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Shannon R. Livingston

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Jeffrey M. Martin

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

SHAREHOLDER:

Timothy J. Stronks

Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder:

SPOUSE:

[Shareholder and Spouse Signature Page to Acquiror Voting and Support Agreement]

Exhibit A

Shareholder	Spouse	Address	Total Number of Shares
Robert H. Bartlein	Judy Bartlein	1085 Estrella Dr. Santa Barbara, CA 93110	442,696
Suzanne M. Chadwick	N/A	2825 Panama Dr. Oxnard, CA 93035	5,188
Daniel N. Cunningham	Melinda Cunningham	1575 W. Wrenwood Fresno, CA 93711	317,381
Tom L. Dobyns	Renee Dobyns	1802 Ocean Blvd. Pismo Beach, CA 93449	7,194
Daniel J. Doyle	Pauline Doyle	1180 E. Treasure Island Dr. Allyn, WA 98524	99,997
F. T. Elliott, IV	Kassia Elliot	725 La Teena Place Arroyo Grande, CA 93420	90,294
Robert J. Flautt	Norma Flautt	3735 Country Park Dr. Roseville, CA 95661	33,833
James J. Kim	Ellen Kim	10745 N. Falcon Faire Dr. Fresno, CA 93730	60,178
James W. Lokey	Jeannie Lokey	2490 Nightstand Place Arroyo Grande, CA 93420	14,675
Andriana D. Majarian	Nishan Majarian	480 W. Bluff Ave. Fresno CA 93711	20,868
Steven D. McDonald	Michelle McDonald	2971 S. McDonough Ave. Sanger CA 93657	328,394
Martin E. Plourd	Kristie Plourd	360 Island Oak Lane Goleta, CA 93117	112,754
Dorothea D. Silva	Alex Silva	4330 Lantzy Court Sacramento CA 95864	12,145
William S. Smittcamp	Linda Smittcamp	1564 N. Middleburg Lane Clovis CA 93619	172,597
Kirk B. Stovesand	Donna Stovesand	1450 Estrella Dr, Santa Barbara, CA 93110	78,236
Shannon R. Livingston	Whitney Livingston	3741 Las Pasas Way Sacramento CA 95864	21,382
Jeffrey M. Martin	Stephanie Martin	1710 Iroquois Court Rocklin CA 95765	24,411
Timothy J. Stronks	Nancy Stronks	263 Vester Sted Solvang, CA 93463	9,290